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                                                                EXHIBIT 99.17.19

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR DEBENTURES IN DEFINITIVE FORM, THIS DEBENTURE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & C0. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED                                                      PRINCIPAL AMOUNT
NO.: R-1                                                            $150,000,000

CUSIP NO.: 848497 AB 9

                            SPIEKER PROPERTIES, L.P.
                    7.50% NOTE DUE OCTOBER 1, 2027

        SPIEKER PROPERTIES, L.P., a California limited partnership (the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assignee (the "Holder"), upon presentation, the principal sum of $150,000,000 on October 1, 2027, and to pay interest on the outstanding principal amount thereon from September 29, 1997, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on October 1 and April 1 in each year (each an "Interest Payment Date"), commencing April 1, 1998, and at the Stated Maturity, at the rate of 7.50% per annum, computed on the basis of a 360-day year comprised of twelve 30-day months, until the entire principal amount hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture (hereinafter defined), be paid to the person in whose name this debenture (the "Debenture") (or one or more predecessor Debentures) is registered at the close of business on the Regular Record Date for such Interest Payment Date which shall be the 15th calendar day preceding the applicable Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Debenture (or one or more predecessor Debentures) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Debentures not more than 15 days and not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be



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listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payments of the principal of, and interest on, this Debenture will be made at the office or agency of the Trustee (hereinafter defined) maintained for that purpose at 180 E. Fifth Street, St. Paul, Minnesota 55101, or elsewhere as provided in the Indenture, in United States Dollars; provided, however, that at the option of the Holder hereof, and upon written notice to the Trustee of not less than five Business Days prior to the applicable Interest Payment Date, payment of interest may be made by (i) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register kept for the Debentures pursuant to Section 305 of the Indenture (the "Debenture Register") or (ii) transfer to an account of the Person entitled thereto located inside the United States.

        This Debenture is one of a fully authorized issue of securities of the Issuer issued as a series of securities issued and to be issued under an Indenture, dated as of September 29, 1997 as supplemented by the Ninth Supplemental Indenture dated September 29, 1997 (collectively, the "Indenture"), among the Issuer and First Trust of California, National Association (the "Trustee," which term includes any successor trustee under the Indenture with respect to the Debentures), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Debentures, and of the terns upon which the Debentures are, and are to be, authenticated and delivered. This Debenture is one of the series designated as the "7.50% Debentures due October 1, 2027," limited in the aggregate principal amount to $150,000,000.

        The Debentures may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price (the "Redemption Price") equal to the sum of (i) the principal amount of the Debentures (or portion thereof) being redeemed plus accrued interest thereon to the redemption date and (ii) the Make-Whole Amount (as defined below), if any, with respect to such Debentures (or portion thereof).

        If notice has been given as provided in the Indenture and funds for the redemption of any Debentures (or any portion thereof) called for redemption shall have been made available on the redemption date referred to in such notice, such Debentures (or any portion thereof) will cease to bear interest on the date fixed for such redemption specified in such notice and the only right of the Holders of the Debentures will be to receive payment of the Redemption Price, with respect to such Debentures or portion thereof so redeemed.

        Notice of any optional redemption of any Debentures (or any portion thereof) will be given to Holders at their addresses, as shown in the Debenture Register, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the Redemption Price and the principal amount of the Debentures held by such Holder to be redeemed.

        The Issuer will notify the Trustee at least 45 days prior to giving notice of redemption (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of



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Debentures to be redeemed and their redemption date. If less than all the
Debentures are to be redeemed at the option of the Issuer, the Trustee shall select, in such manner as it shall deem fair and appropriate, the Debentures to be redeemed in whole or in part.

        In the event of redemption of the Debentures in part only, a new Debenture for the amount of the unredeemed portion hereof shall be issued in the name of the Holder hereto, upon cancellation hereof.

        As used herein:

                "Make-Whole Amount" means, in connection with any optional redemption or accelerated payment of any Debentures, the excess, if any, of (i) the aggregate present value as of the date of such redemption or accelerated payment of each dollar of principal being redeemed or paid and the amount of interest (exclusive of interest accrued to the date of redemption or accelerated payment) that would have been payable in respect of each such dollar if such redemption or accelerated payment had not been made, determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (determined on the third Business Day preceding the date such notice of redemption is given or declaration of acceleration is made) from the respective dates on which such principal and interest would have been payable if such redemption or accelerated payment had not been made, over (ii) the aggregate principal amount of the Debentures being redeemed or paid.

                "Reinvestment Rate" means 0.25% plus the arithmetic mean of the yields under the respective heading "Week Ending" published in the most recent Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed or paid. If no maturity exactly corresponds to such maturity, yields for the two published maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For the purpose of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.

                "Statistical Release" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the Indenture, then such other reasonably comparable index which shall be designated by the Issuer.

        The Indenture contains provisions for defeasance at any time of (a) the entire



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indebtedness of the Issuer on this Debenture and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Issuer, in each case, upon compliance by the Issuer with certain conditions set forth in the Indenture, which provisions apply to this Debenture.

        The Issuer is subject to certain covenants contained in the Indenture with respect to, and for the benefit of the Holders of, the Debentures. The Trustee shall not be obligated to monitor or confirm, on a continuing basis or otherwise, the Issuer's compliance with the covenants contained in the Indenture or with respect to reports or other certificates fled under the Indenture; provided, however, that nothing herein shall relieve the Trustee of any obligations to monitor the Issuer's timely delivery of all reports and certificates required under Sections 703 and 1005 of the Indenture and to fulfill its obligations under Article Six of the Indenture. If an Event of Default as defined in the Indenture with respect to the Debentures shall occur and be continuing, the principal of the Debentures may be declared due and payable in the manner and with the effect provided in the Indenture.

        As provided in and subject to the provisions of the Indenture, the Holder of this Debenture shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Debentures, the Holders of not less than a majority in principal amount of the Debentures at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of the Debentures at the time Outstanding a direction inconsistent with such request. The foregoing shall not apply to any suit instituted by the Holder of this Debenture for the enforcement of any payment of principal hereof or any interest on or after the respective due dates expressed herein.

        The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Debentures under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Debentures. The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the Debentures at the time Outstanding, on behalf of the Holders of all Debentures, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future Holders of this Debenture and of any Debenture issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debenture.



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        No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the times, place and rate, and in the coin or currency, herein prescribed.

        As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Debenture is registrable in the Debenture Register, upon surrender of this Debenture for registration of transfer at the office or agency of the Issuer in any Place of Payment where the principal of, and interest on, this Debenture are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar for the Debentures duly executed by, the Holder hereof or his attorney duly authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

        The Debentures of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Debentures are exchangeable for a like aggregate principal amount of Debentures of this series of a different authorized denomination, as requested by the Holder surrendering the same.

        No service charge shall be made for any such registration of transfer or exchange, but the issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        Prior to due presentment of this Debenture for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Debenture is registered as the owner hereof for all purposes, whether or not this Debenture be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

        All terms used in this Debenture which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

        THE INDENTURE AND THE DEBENTURES INCLUDING THIS DEBENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

        Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused "CUSIP" numbers to be printed on the Debentures as a convenience to the Holders of the Debentures. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Debentures, and reliance may be placed only on the other identification numbers printed hereon.



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        Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Debenture shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

        IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal this 29th day of September, 1997,

                                        SPIEKER PROPERTIES, L.P.

                                        By: Spieker Properties, Inc., as
                                                General Partner

                                        By: /s/ CRAIG G. VOUGHT
                                           -------------------------------------
                                            Name:  Craig G. Vought
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

[SEAL]

Attest:

By: /s/ STUART A. ROTHSTEIN
   ------------------------------
Name:  Stuart A. Rothstein
Title: Vice President -- Finance
         and Assistant Secretary



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TRUSTEE'S CERTIFICATE OF AUTHENTICATION:

        This is one of the Debentures of the series designated "7.50% Debentures due October 1, 2027" referred to in the within-mentioned Indenture.

FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION, as Trustee

By: /s/ JENNIFER HOLDER
   -----------------------------
     Name:  Jennifer Holder
     Title: Vice President



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                                 ASSIGNMENT FORM

                   FOR VALUE RECEIVED, the undersigned hereby
                         sells, assigns and transfers to

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(Insert Social Security number or other identifying number of assignee)

--------------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code of assignee)

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the within Debenture of Spieker Properties, L.P. and hereby does irrevocably constitute and appoint

--------------------------------------------------------------------------------
Attorney to transfer said Debenture on the books of the within-named Issuer with full power of substitution in the premises.

Dated:
      --------------                    ----------------------------------------

                                        ----------------------------------------

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Debenture in every particular, without alteration or enlargement or any change whatever.



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